Borrowing	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Borrowings	Borrowings
In November 2021, the PagSeguro Group entered in a US$180 million borrowing agreement with maturity one year from the execution date and payment in a single instalment at the due date. At the moment the agreement was signed, the foreign exchange rate was R$5.6227 per US dollar amounting in R$1,012,086. Interest on the borrowing was paid at the maturity of the financing, together with the total settlement of the financial instrument, for the same financing, the Company entered into derivative financial instruments (“Swaps”), with the specific objective of protecting said borrowing from fluctuations arising from the exchange rate variation. In November 2022, the PagSeguro Group liquidated its borrowing in the total amount of R$1,143,026 considering principal, interests, taxes and the total settlement of the financial instruments.
In February 2022, the Group entered in a R$250 million borrowing agreement with maturity in three months from the execution date, the interest rate was 112% of CDI and the payment would occur in a single instalment as the due date. In May 2022, the borrowing agreement was re-signed with new maturity for an additional three months and was settled in August 2022 in the principal amount of R$250 million and the interests of R$7,015 were paid in May and R$8,322 in August.
The table below demonstrates the changes in the borrowings:

December 31, 2022

On December 31,2020	—
Additions	1,012,086
Interest	8,018
Financial Instruments	(14,317)
On December 31,2021	1,005,787
Additions	250,000
Interest	175,338
Payment	(1,270,075)
Financial Instruments	(161,050)
On December 31, 2022	—